UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2011

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) Pfizer’s Annual Meeting of Shareholders was held on April 28, 2011.

(b) Shareholders voted on the matters set forth below.

1.  The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dennis A. Ausiello	5,479,523,804	63,025,888	22,031,093	1,029,664,119
Michael S. Brown	5,451,874,773	90,844,187	21,869,298	1,029,664,119
M. Anthony Burns	5,443,824,812	97,791,397	22,971,788	1,029,664,119
W. Don Cornwell	5,170,584,487	364,270,650	29,733,058	1,029,664,119
Frances D. Fergusson	5,214,218,269	328,167,848	22,190,916	1,029,664,119
William H. Gray III	5,385,867,075	156,525,332	22,157,653	1,029,664,119
Constance J. Horner	5,446,823,844	95,839,667	21,890,460	1,029,664,119
James M. Kilts	5,168,196,717	374,127,871	22,229,874	1,029,664,119
George A. Lorch	5,408,148,441	133,916,369	22,488,657	1,029,664,119
John P. Mascotte	5,478,842,805	63,657,172	22,087,732	1,029,664,119
Suzanne Nora Johnson	5,208,605,967	333,835,141	22,109,895	1,029,664,119
Ian C. Read	5,470,406,623	71,686,601	22,406,881	1,029,664,119
Stephen W. Sanger	5,478,015,822	63,584,358	22,950,583	1,029,664,119

2.  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011 was approved based upon the following votes:

Votes for approval	6,502,916,982
Votes against	64,467,907
Abstentions	26,867,070
Broker Non-Votes	N/A

3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

Votes for approval	3,082,645,956
Votes against	2,422,993,133
Abstentions	58,948,621
Broker-Non Votes	1,029,664,119

4.  The proposal on the frequency of future advisory votes on executive compensation received the following votes:

For 3 Years	703,041,341
For 2 Years	1,103,545,026
For 1 Year	3,727,445,064
Abstentions	30,525,614
Broker-Non Votes	1,029,664,119

See Item 5.07(d) below.

5.  The shareholder proposal regarding publication of political contributions was not approved based upon the following votes:

Votes for approval	219,466,804
Votes against	4,516,266,497
Abstentions	828,838,153
Broker non-votes	1,029,664,119

6.   The shareholder proposal regarding public policy initiatives was not approved based upon the following votes:

Votes for approval	179,765,706
Votes against	4,578,844,725
Abstentions	805,929,786
Broker non-votes	1,029,664,119

7.   The shareholder proposal regarding pharmaceutical price restraints was not approved based upon the following votes:

Votes for approval	124,165,830
Votes against	4,487,013,964
Abstentions	953,366,804
Broker non-votes	1,029,664,119

8.   The shareholder proposal regarding action by written consent was not approved based upon the following votes:

Votes for approval	2,632,851,163
Votes against	2,878,790,745
Abstentions	52,890,306
Broker non-votes	1,029,664,119

9.  The shareholder proposal regarding special shareholder meetings was not approved based upon the following votes:

Votes for approval	2,290,530,503
Votes against	3,235,353,452
Abstentions	38,653,115
Broker non-votes	1,029,664,119

10.   The shareholder proposal regarding animal research was not approved based upon the following votes:

Votes for approval	197,481,788
Votes against	4,208,648,937
Abstentions	1,158,419,810
Broker non-votes	1,029,664,119

(c) Not applicable.

(d) Based upon the results set forth in item (b) (4) above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President & Corporate Secretary, Chief Counsel - Corporate Governance
Dated: May 3, 2011